Columbia High Yield Municipal Fund
Columbia Managed Municipals Fund


77E Legal Proceedings
Recently, the Fund has been named as a nominal defendant in several derivative actions under Sections 34(b), 36(b) and 48(a) of the Investment Company Act of 1940, as amended, alleging, among other things, that the fees and expenses paid by the Fund are excessive. Cohen v. FleetBoston Financial Corporation was filed in the U.S. District Court for the District of Massachusetts on August 2, 2004; Osburn v. FleetBoston Financial Corporation was filed in the U.S. District Court for the District of Massachusetts on August 10, 2004; Slicker v. FleetBoston Financial Corporation was filed in the U.S. District Court for the District of Massachusetts on August 11, 2004; and Simmonds v. FleetBoston Financial Corporation was filed in the U.S. District Court for the District of Massachusetts on September 8, 2004. The Fund and the other defendants to these actions, including Columbia Management Advisors, Inc. ("CMA") and various of its affiliates, certain other mutual funds advised by CMA and its affiliates, and various directors of the Fund and such funds, have denied these allegations and are contesting the plaintiffs' claims.

Additionally, various civil individual, class and derivative actions have been filed in regard to certain market timing allegations. As of October 31, 2004, we have received the following complaints.

(1) George Slaybe et al, Plaintiffs, v. Columbia Management Advisors, Inc., Defendant United States District Court District of Massachusetts
      Case # 04 10534 PBS

(2) David Armetta derivatively on behalf of the Columbia Common Stock Fund, Plaintiff, v. FleetBoston Financial Corporation, et al.

         United States District Court
         District of Massachusetts
         Case # 04 10555 MLW

(3) Edward I. Segel and Iris Segel derivatively on behalf of Columbia
           Acorn Fund, Columbia Acorn Trust and the Columbia Funds, Plaintiffs,
           v. FleetBoston Financial Corporation, et al.

         United States District Court
         District of Massachusetts
         Case # 04-10567MEL

(4) Catherine Dukes, Individually and On Behalf of All Others Similarly Situated v. Columbia Funds, et al.

         United States District Court
         District of Massachusetts
         Case # 04-10315-PBS

(5) AB Medical Equipment Corp., Individually and On Behalf of All Others Similarly Situated, Plaintiff, v. FleetBoston Financial Corporation, et al.

         United States District Court
         District of Massachusetts
         Case # 04-10355PBS

(6) Karen M. McKenna, Individually and on Behalf of All Others Similarly Situated, Plaintiff, v. Columbia Funds, et al.

         United States District Court
         Southern District of New York
         Case # 04 CV 1576

(7) Lawrence S. Wick, as custodian for Ryan S. Wick, Andrew T. Wick, and Hayley L. Wick, and Ryan S. Wick, Andrew T. Wick, and Hayley L. Wick
           individually and on behalf of others similarly situated, Plaintiffs,
           v. FleetBoston Financial Corporation, et al.

         United States District Court
         District of Massachusetts
         Case # 04-10408HEL

(8) Steven B. Ehrlich, Custodian for Cory Ryan Ehrlich UTMA/Florida, Individually and On Behalf of All Others Similarly Situated v. Columbia Funds, et al.

         United States District Court
         District of Massachusetts
         Case # 04 10405 PBS

(9) Harold Beardsley, et al on behalf of Columbia Disciplined Value Fund (the "Columbia Funds") v. FleetBoston Financial Corporation, et al

         United States District Court
         District of Massachusetts
         Case # 04 10978 PBS

77I Terms of New or Amended Securities

On July 1, 2004, Exchanges for Clients of Affiliates of Investment Advisor are no longer available.

77Q Exhibits

Amended By-Laws
COLUMBIA FUNDS TRUST IX
(FORMERLY LIBERTY-STEINROE TAX-EXEMPT INCOME TRUST)
BY-LAWS

TABLE OF CONTENTS

ARTICLE I.  AGREEMENT AND DECLARATION OF TRUST, LOCATION OF
OFFICES AND SEAL
   Section 1.01.  Agreement and Declaration of Trust........1
   Section 1.02.  Principal Office..........................1
   Section 1.03.  Seal......................................1

ARTICLE II.  BOARD OF TRUSTEES
   Section 2.01.  Number and Term of Office.................1
   Section 2.02.  Power to Declare Dividends................1
   Section 2.03.  Annual and Regular Meetings...............2
   Section 2.04.  Special Meetings..........................3
   Section 2.05.  Notice....................................3
   Section 2.06.  Waiver of Notice..........................3
   Section 2.07.  Quorum and Voting.........................3
   Section 2.08.  Action Without a Meeting..................3

ARTICLE III.  EXECUTIVE COMMITTEE AND OTHER COMMITTEES
   Section 3.01.  How Constituted...........................3
   Section 3.02.  Powers of the Executive Committee.........4
   Section 3.03.  Other Committees of the Board of Trustees.4
   Section 3.04.  Proceedings, Quorum and Manner of Acting..4
   Section 3.05.  Other Committees..........................4
   Section 3.06.  Action Without a Meeting..................4
   Section 3.07.  Waiver of Notice..........................4

ARTICLE IV.  OFFICERS
   Section 4.01.  General...................................5
   Section 4.02.  Election, Term of Office and
                  Qualifications............................5
   Section 4.03.  Resignation...............................5
   Section 4.04.  Removal...................................5
   Section 4.05.  Vacancies and Newly Created Offices.......6
   Section 4.06.  Chairman of the Board.....................6
   Section 4.07.  President.................................6
   Section 4.08.  Executive Vice-Presidents and Vice-
                  Presidents................................6
   Section 4.09.  Senior Vice-President.....................6
   Section 4.10.  Treasurer and Assistant Treasurers........7
   Section 4.11.  Secretary and Assistant Secretaries.......7
   Section 4.12.  Controller and Assistant Controllers......7
   Section 4.13.  Subordinate Officers......................7
   Section 4.14.  Remuneration..............................8
   Section 4.15.  Surety Bonds..............................8

ARTICLE V.  CUSTODY OF SECURITIES
   Section 5.01.  Employment of a Custodian.................8
   Section 5.02.  Provisions of Custodian Contract..........8
   Section 5.03.  Action upon Termination of Custodian
                  Contract..................................9

ARTICLE VI.  EXECUTION OF INSTRUMENTS, RIGHTS AS SECURITY
HOLDER
   Section 6.01.  General...................................10
   Section 6.02.  Checks, Notes, Drafts, Etc................10
   Section 6.03.  Rights as Security Holder.................10

ARTICLE VII.  SHARES OF BENEFICIAL INTEREST
   Section 7.01.  Certificates..............................10
   Section 7.02.  Uncertificated Shares.....................11
   Section 7.03.  Transfers of Shares.......................11
   Section 7.04.  Registered Shareholders...................11
   Section 7.05.  Transfer Agents and Registrars............11
   Section 7.06.  Fixing of Record Date....................12
   Section 7.07.  Lost, Stolen, or Destroyed Certificates..12
   Section 7.08.  Resumption of Issuance of Certificates/
                  Cancellation of Certificates.............12

ARTICLE VIII.  FISCAL YEAR, ACCOUNTANT
   Section 8.01.  Fiscal Year..............................13
   Section 8.02.  Accountants..............................13

ARTICLE IX.  AMENDMENTS
   Section 9.01.  General..................................13
   Section 9.02.  By Shareholders Only.....................13

ARTICLE X.  MISCELLANEOUS
   Section 10.01.  Restrictions and Limitations............13

COLUMBIA FUNDS TRUST IX
(FORMERLY STEINROE TAX-EXEMPT INCOME TRUST)
BY-LAWS
(By-Laws Adopted by Board of Trustees on October 6, 1987 as amended through August 11, 2004)

ARTICLE I.
AGREEMENT AND DECLARATION OF TRUST,
LOCATION OF OFFICES AND SEAL

Section 1.01. Agreement and Declaration of Trust. These By-Laws shall be subject to the Agreement and Declaration of Trust as now in effect or hereinafter amended ("Declaration of Trust") of Columbia Funds Trust IX, a Massachusetts business trust established by the Declaration of Trust (the "Trust").

Section 1.02. Principal Office. A principal office of the Trust shall be located in Boston, Massachusetts. The Trust may also maintain a principal office in the City of Chicago, State of Illinois. The Trust may, in addition, establish and maintain such other offices and places of business as the Board of Trustees may from time to time determine.

Section 1.03. Seal. The seal of the Trust shall be circular in form and shall bear the name of the Trust, the word "Massachusetts," and the year of its organization. The form of the seal shall be subject to alteration by the Board of Trustees and the seal may be used by causing it or a facsimile to be impressed or affixed or printed or otherwise reproduced. Any officer or Trustee of the Trust shall have authority to affix the seal of the Trust to any document requiring the same. Unless otherwise required by the Board of Trustees, the seal shall not be necessary to be placed on, and its absence shall not impair the validity of, any document, instrument or other paper executed and delivered by or on behalf of the Trust.

ARTICLE II.
BOARD OF TRUSTEES

        Section 2.01. Number and Term of Office. The Board of Trustees shall initially consist of the initial sole Trustee, which number may be increased or subsequently decreased by a resolution of a majority of the entire Board of Trustees, provided that the number of Trustees shall not be less than one nor more than twenty-one. Each Trustee (whenever selected) shall hold office until the next meeting of shareholders called for the purposes of electing Trustees and until his successor is elected and qualified or until his earlier death, resignation, or removal. Each Trustee shall retire on December 31 of the year during which the Trustee becomes age 74. The initial Trustee shall be the person designated in the Declaration of Trust.

Section 2.02.  Power to Declare Dividends.
               --------------------------

(a) The Board of Trustees, from time to time as it may deem advisable, may declare and pay dividends to the shareholders of any series of the Trust in cash or other property of that series, out of any source available to that series for dividends, according to the respective rights and interests of shareholders of that series and in accordance with the applicable provisions of the Declaration of Trust.

(b) The Board of Trustees may prescribe from time to time that dividends declared on shares of a series may be payable at the election of any of the shareholders of that series (exercisable before the declaration of the dividend), either in cash or in shares of that series; provided that the net asset value of the shares received by a shareholder electing to receive dividends in shares (determined as of such time as the Board of Trustees shall have prescribed in accordance with the Declaration of Trust) shall not exceed the full amount of cash to which the shareholder would be entitled if he elected to receive cash.

(c) The Board of Trustees shall cause any dividend payment to shareholders of a series to be accompanied by a written statement if wholly or partly from any source other than:

(i) such series' accumulated undistributed net income [determined in accordance with generally accepted accounting principles and the rules and regulations then in effect of the Securities and Exchange Commission or any other governmental body having similar jurisdiction over the Trust (the "SEC")] and not including profits or losses realized upon the sale of securities or other properties of the series; or

(ii) the series' net income so determined for the current or preceding fiscal year.

Such statement shall adequately disclose the source or sources of such payment and the basis of calculation and shall be in such form as the SEC may prescribe.

Section 2.03. Annual and Regular Meetings. Annual and regular meetings of the Board of Trustees may be held without call or notice and at such places at such times as the Board of Trustees may from time to time determine provided that notice of the first regular meeting following any such determination shall be given to absent Trustees. Members of the Board of Trustees or any committee designated thereby may participate in a meeting of such Board or committee by means of a conference telephone or other communications equipment, by means of which all persons participating in the meeting can hear each other at the same time. Participation by such means shall constitute presence in person at a meeting; provided, however, that the Board of Trustees shall not enter into, renew, or perform any contract or agreement, written or oral, whereby a person undertakes regularly to serve or act as investment adviser with respect to any series of the Trust unless the terms of such contract or agreement and any renewal thereof have been approved by the vote of a majority of Trustees who are not parties to such contract or agreement or interested persons of any such party, which votes shall be cast at a meeting called for the purpose of voting on such approval at which such persons are physically present.

Section 2.04. Special Meetings. Special meetings of the Board of Trustees shall be held whenever called and at such place and time determined by the President, Executive Vice-President or Secretary (or, in the absence or disability of the President, Executive Vice-President and Secretary, by any Vice-President), the Board Chair or a majority of the Trustees then in office, at the time and place specified in the respective notices or waivers of notice of such meetings.

Section 2.05. Notice. If notice of a meeting of the Board of Trustees is required or desired to be given, notice stating the time and place shall be mailed to each Trustee at his residence or regular place of business at least five days before the day on which the meeting is to be held or caused to be delivered to him personally or to be transmitted to him by telephone, telegraph, cable, or wireless at least one day before the meeting.

Section 2.06. Waiver of Notice. No notice required or desired to be given of any meeting need be given to any Trustee who attends such meeting in person or to any Trustee who waives notice of such meeting in writing (which waiver shall be filed with records of such meeting), whether before or after the time of the meeting.

Section 2.07. Quorum and Voting. At all meetings of the Board of Trustees, the presence of one-third of the number of Trustees then in office shall constitute a quorum for the transaction of business; provided, however, a quorum shall not be less than the lesser of two Trustees or 100% of all Trustees then in office. In the absence of a quorum, a majority of the Trustees present may adjourn the meeting without further notice, from time to time, until a quorum shall be present. The action of a majority of the Trustees present at a meeting at which a quorum is present shall be the action of the Board of Trustees, unless the concurrence of a greater proportion is required for such action by law, by the Declaration of Trust, or by these By- Laws.

Section 2.08. Action Without a Meeting. Any action required or permitted to be taken at any meeting of the Board of Trustees may be taken without a meeting, if written consents thereto are signed by a majority of the members of the Board, unless the consent of a larger number is required pursuant to applicable law in which case the consents of such number shall be required, and such written consents are filed with the minutes of proceedings of the Board of Trustees.

ARTICLE III.
EXECUTIVE COMMITTEE AND OTHER COMMITTEES

Section 3.01. How Constituted. By resolution adopted by the Board of Trustees, the Board may designate one or more committees, including an Executive Committee, each of which shall consist of at least two Trustees. Each member of a committee shall be a Trustee and shall hold office during the pleasure of the Board.

Section 3.02. Powers of the Executive Committee. Unless otherwise provided by resolution of the Board of Trustees, the Executive Committee shall have and may exercise all powers of the Board of Trustees in the management of the business and affairs of the Trust that may lawfully be exercised by an executive committee, except the power to recommend to shareholders any matter requiring shareholder approval, amend the Declaration of Trust or By-Laws, or approve any merger or share exchange that does not require shareholder approval.

Section 3.03. Other Committees of the Board of Trustees. To the extent provided by resolution of the Board, other committees of the Board shall have and may exercise any of the powers that may lawfully be granted to the Executive Committee.

Section 3.04. Proceedings, Quorum and Manner of Acting. In the absence of appropriate resolution of the Board of Trustees, each committee may adopt such rules and regulations governing its proceedings, quorum and manner of acting as it shall deem proper and desirable, provided that the quorum shall not be less than two Trustees except that, in the case of a committee (other than the Executive Committee) consisting of two Trustees, one Trustee shall constitute a quorum unless the Board by resolution specifies that a quorum for that committee shall consist of two Trustees. In the absence of any member of any such committee, the members thereof present at any meeting, whether or not they constitute a quorum, may appoint a member of the Board of Trustees to act in the place of such absent member.

Section 3.05. Other Committees. The Board of Trustees may appoint other committees, each consisting of one or more persons, who need not be Trustees. Each such committee shall have such powers and perform such duties as may be assigned to it from time to time by the Board of Trustees, but shall not exercise any power which may lawfully be exercised only by the Board of Trustees or a committee thereof.

Section 3.06. Action Without a Meeting. Any action required or permitted to be taken at any meeting of any committee may be taken without a meeting, if written consents thereto are signed by a majority of the members of the committee unless the consent of a larger number is required pursuant to applicable law in which case the consents of such number shall be required, and such written consents are filed with the minutes of proceedings of the Board of Trustees or of the committee.

Section 3.07. Waiver of Notice. Whenever any notice of the time, place or purpose of any meeting of any committee is required to be given under the provisions of any applicable law or under the provisions of the Declaration of Trust or these By-Laws, a waiver thereof in writing, signed by the person or persons entitled to such notice and filed with the records of the meeting, whether before or after the holding of such meeting, or actual attendance at the meeting in person, shall be deemed equivalent to the giving of such notice to such persons.

ARTICLE IV.
OFFICERS

Section 4.01. General. The officers of the Trust shall be a President, a Secretary, a Senior Vice-President, a Treasurer and a Controller, and may include one or more Executive Vice-Presidents, Vice-Presidents, Assistant Secretaries, Assistant Treasurers or Assistant Controllers and such other officers as may be appointed in accordance with the provisions of Section 4.13 hereof. The Board of Trustees may elect, but shall not be required to elect, a Chairman of the Board.

Section 4.02. Election, Term of Office and Qualifications. The officers of the Trust (except those appointed pursuant to Section 4.13 hereof) shall be chosen by the Board of Trustees at its first meeting or such subsequent meetings as shall be held prior to its first annual meeting and thereafter annually. If any officers are not chosen at any annual meeting, such officers may be chosen at any subsequent regular or special meeting of the Board. Except as provided in Sections 4.03, 4.04 and 4.05 hereof, each officer chosen by the Board of Trustees shall hold office until the next annual meeting of the Board of Trustees and until his successor shall have been chosen and qualified or until his earlier death. Any person may hold one or more offices of the Trust except the offices of President and Vice-President, but no officer shall execute, acknowledge, or verify an instrument in more than one capacity, if such instrument is required by law, by the Declaration of Trust, or by these By-Laws to be executed, acknowledged or verified by two or more officers. The Chairman of the Board, if any, shall be chosen from among the Trustees of the Trust and may hold such office only so long as he continues to be a Trustee. No other officer need be a Trustee.

Section 4.03. Resignation. Any officer may resign his office at any time by delivering a written resignation to the Board of Trustees, the President, the Secretary, or any Assistant Secretary. Unless otherwise specified therein, such resignation shall take effect upon delivery.

Section 4.04. Removal. Any officer may be removed from office, whenever in the Board's judgment the best interest of the Trust will be served thereby, by the vote of a majority of the Board of Trustees given at any regular or special meeting. In addition, any officer or agent appointed in accordance with the provisions of Section 4.13 hereof may be removed, either with or without cause, by any officer upon whom such power of removal shall have been conferred by the Board of Trustees.

Section 4.05. Vacancies and Newly Created Offices. If any vacancy shall occur in any office by reason of death, resignation, removal, disqualification, or other cause, or if any new office shall be created, such vacancy or newly created office may be filled by the Board of Trustees at any regular or special meeting or, in the case of any office created pursuant to Section 4.13 hereof, by any officer upon whom such power shall have been conferred by the Board of Trustees. An officer chosen by the Board of Trustees to fill a vacancy or a newly created office shall serve until the next annual meeting of the Board of Trustees and until his successor shall have been chosen and qualified or until his earlier death, resignation or removal.

         Section 4.06. Board Chair. The Trustees shall annually elect one of their number to serve as their chair. The Board Chair shall hold such position until his or her successor is chosen and qualified, or until he or she sooner dies, resigns, is removed or becomes disqualified. The Board Chair shall hold such position at the pleasure of the Trustees. The Board Chair shall preside at all meetings of the Trustees at which he or she is present and shall perform any other duties and responsibilities prescribed from time to time by the Trustees. In the absence of the Board Chair, or in the event that such position is vacant, the Trustees present at the meeting shall designate one of their number to preside at such meeting. The Board Chair shall not be considered an officer of the Trust.

Section 4.07. President. The President shall be the chief executive officer and shall preside at all shareholders' meetings except as voted by the Board of Trustees. Subject to the supervision of the Board of Trustees, he shall have the general charge of the business, affairs and property of the Trust and general supervision over its other officers, employees and agents.

Section 4.08. Executive Vice-Presidents and Vice-Presidents. The Board of Trustees may from time to time elect one or more Executive Vice-Presidents and one or more Vice-Presidents, who shall have such powers and perform such duties as from time to time may be assigned to them by the Board of Trustees or the President. At the request of the President, the Executive Vice-President, and if no Executive Vice-President is present or able, the Vice-President may perform all the duties of the President and, when so acting, shall have all the powers of and be subject to all the restrictions upon the President. If there are two or more Executive Vice-Presidents or Vice-Presidents, the earliest elected to the more senior office present and able shall perform the duties of the President in his absence or disability.

Section 4.09. Senior Vice-President. The Senior Vice-President shall be the principal financial officer of the Trust and shall have general charge of the finances and books of account of the Trust. Except as otherwise provided by the Board of Trustees, he shall have general supervision of the funds and property of the Trust and of the performance by the Custodian of its duties with respect thereto. He shall render to the Board of Trustees, whenever directed by the Board, an account of the financial condition of the Trust and of all his transactions as Senior Vice-President; and as soon as possible after the close of each fiscal year he shall make and submit to the Board of Trustees a like report for such fiscal year. He shall perform all the acts incidental to the office of Senior Vice-President, subject to the control of the Board of Trustees. At the request of any Executive Vice-President, or if no Executive Vice-President is present or able, the Senior Vice-President may perform all of the duties of the Executive Vice-President (except to the extent that such duties have otherwise been delegated by or pursuant to these By-Laws) and, when so acting, shall have all the powers of and be subject to all the restrictions upon the Executive Vice-President.

Section 4.10. Treasurer and Assistant Treasurers. The Treasurer and any Assistant Treasurer may perform such duties of the Senior Vice-President as the Senior Vice-President or the Board of Trustees may assign, and, in the absence of the Senior Vice-President, may perform all the duties of the Senior Vice-President.

Section 4.11. Secretary and Assistant Secretaries. The Secretary shall attend to the giving and serving of all notices of the Trust and shall record all proceedings of the meetings of the shareholders, Trustees, the Executive Committee and other committees, in a book to be kept for that purpose. He shall keep in safe custody the seal of the Trust, and shall have charge of the records of the Trust, including the share books and such other books and papers as the Board of Trustees may direct and such books, reports, certificates and other documents required by law to be kept, all of which shall, at all reasonable times, be open to inspection by any Trustee. He shall perform all the acts incidental to the office of Secretary, subject to the control of the Board of Trustees.

Any Assistant Secretary may perform such duties of the Secretary as the Secretary or the Board of Trustees may assign, and, in the absence of the Secretary, he may perform all the duties of the Secretary.

Controller and Chief Accounting Officer. The controller shall be the officer of the Trust primarily responsible for ensuring all expenditures of the Trust are reasonable and appropriate. The controller shall be responsible for oversight and maintenance of liquidity and leverage facilities available to the Trust and shall have such other duties and powers as may be designated from time to time by the Trustees or the president.

The chief accounting officer of the Trust shall be in charge of its books and accounting records. The chief accounting officer shall be responsible for preparation of financial statements of the Trust and shall have such other duties and powers as may be designated from time to time by the Trustees or the president.

Any assistant controller may perform such duties of the controller as the controller or the Board of Trustees may assign, of the controller.

Section 4.13. Subordinate Officers. The Board of Trustees from time to time may appoint such other officers or agents as it may deem advisable, each of whom shall have such title, hold office for such period, have such authority and perform such duties as the Board of Trustees may determine. The Board of Trustees from time to time may delegate to one or more officers or agents the power to appoint any such subordinate officers or agents and to prescribe their respective rights, terms of office, authorities and duties.

Section 4.14. Remuneration. The salaries, if any, or other compensation of the officers of the Trust shall be fixed from time to time by resolution of the Board of Trustees, except that the Board of Trustees may by resolution delegate to any person or group of persons the power to fix the salaries or other compensation of any subordinate officers or agents appointed in accordance with the provisions of Section 4.13 hereof.

Section 4.15. Surety Bonds. The Board of Trustees may require any officer or agent of the Trust to execute a bond to the Trust [including, without limitation, any bond required by the Investment Company Act of 1940, or any rule or regulation thereunder, all as now in effect or as hereafter amended or added (the "1940 Act") and the rules and regulations of the SEC] in such sum and with such surety or sureties as the Board of Trustees may determine, conditioned upon the faithful performance of his duties to the Trust, including responsibility for negligence and for the accounting of any of the Trust's property, funds, or securities that may come into his hands.

ARTICLE V.
CUSTODY OF SECURITIES

Section 5.01. Employment of a Custodian. The Trust shall place and at all times maintain in the custody of a Custodian (including any sub-custodian for the Custodian) all securities owned by the Trust and cash representing the proceeds from sales of securities owned by the Trust and of capital stock or other units of beneficial interest issued to the Trust, payments of principal upon securities owned by the Trust, or capital distribution in respect to capital stock or other units of beneficial interest owned by the Trust, pursuant to a written contract with such Custodian. The Custodian shall be a bank or trust company having not less than $2,000,000 aggregate capital, surplus and undivided profits (as shown in its last published report).

Section 5.02. Provisions of Custodian Contract. The Custodian contract shall be upon such terms and conditions and may provide for such compensation as the Board of Trustees deems necessary or appropriate, provided such contract shall further provide that the Custodian shall deliver securities owned by the Trust only upon sale of such securities for the account of the Trust and receipt of payment therefor by the Custodian or when such securities may be called, redeemed, retired, or otherwise become payable. Such limitations shall not prevent:

(a) the delivery of securities for examination to the broker selling the same in accord with the "street delivery" custom whereby such securities are delivered to such broker in exchange for a delivery receipt exchanged on the same day for an uncertified check of such broker to be presented on the same day for certification;

(b) the delivery of securities of an issuer in exchange for or for conversion into other securities alone or cash and other securities, pursuant to any plan of merger, consolidation, reorganization, recapitalization, or readjustment of the securities of such issuer;

(c) the conversion by the Custodian of securities owned by the Trust, pursuant to the provisions of such securities, into other securities;

(d) the surrender by the Custodian of warrants, rights, or similar securities owned by the Trust in the exercise of such warrants, rights, or similar securities, or the surrender of interim receipts or temporary securities for definitive securities;

(e) the delivery of securities as collateral on borrowing effected by the Trust; or

(f) the delivery of securities owned by the Trust as a redemption in kind of securities issued by the Trust.

The Custodian shall deliver funds of the Trust for the purchase of securities for the portfolio of the Trust only upon the delivery of such securities to the Custodian, but such limitation shall not prevent the release of funds by the Custodian for redemption of shares issued by the Trust, for payment of interest, dividend disbursements, taxes or management fees, for payments in connection with the conversion, exchange or surrender of securities owned by the Trust as set forth in subparagraphs (b), (c) and (d) above or for operating expenses of the Trust.

The term "security" shall be broadly construed and shall include, without limitation, the various types of securities set forth in Section 3(a)(10) of the Securities Exchange Act of 1934.

Section 5.03. Action upon Termination of Custodian Contract. The contract of employment of the Custodian may be terminated by either party on 60 days' written notice to the other party. Upon termination of the Custodian contract, resignation of the Custodian, or inability of the Custodian to continue to serve, the Board of Trustees shall use its best efforts to obtain a successor custodian. If a successor custodian is found, the Trust shall require the retiring Custodian to deliver the cash and securities owned by the Trust directly to the successor custodian. In the event that no successor custodian which has the required qualifications and is willing to serve can be found, the Board of Trustees shall call a special meeting of the shareholders to submit to the shareholders, before delivery of the cash and securities owned by the Trust to other than a successor custodian, the question of whether the Trust shall function without a custodian or shall be liquidated.

ARTICLE VI.
EXECUTION OF INSTRUMENTS,
RIGHTS AS SECURITY HOLDER

Section 6.01. General. All deeds, documents, transfers, contracts, agreements and other instruments requiring execution by the Trust shall be signed by the President, any Executive Vice-President, any Senior Vice-President, any Vice-President, the Controller, the Secretary, or the Treasurer, or as the Board of Trustees may otherwise, from time to time, authorize. Any such authorization may be general or confined to specific instances.

Section 6.02. Checks, Notes, Drafts, Etc. Except as otherwise authorized by the Board of Trustees, all checks and drafts for the payment of money shall be signed in the name of the Trust by the Custodian, and all requisitions or orders for the payment of money by the Custodian or for the issue of checks and drafts therefor, all promissory notes, all assignments of shares or securities standing in the name of the Trust and all requisitions or orders for the assignment of shares or securities standing in the name of the Custodian or its nominee, or for the execution of powers to transfer the same, shall be signed in the name of the Trust by not less than two of its officers. Promissory notes, checks, or drafts payable to the Trust may be endorsed only to the order of the Custodian or its agent.

Section 6.03. Rights as Security Holder. Unless otherwise ordered by the Board of Trustees, any officer shall have full power and authority on behalf of the Trust to (1) exercise (or waive) any and all rights, powers and privileges incident to the ownership of any securities or other obligations which may be owned by the Trust; and (2) attend and to act and to vote, or in the name of the Trust to execute proxies to vote, at any meeting of security holders of any company in which the Trust may hold securities. At any such meeting, any officer shall possess and may exercise (in person or by proxy) any and all rights, powers and privileges incident to the ownership of such securities.

ARTICLE VII.
SHARES OF BENEFICIAL INTEREST

Section 7.01. Certificates. The Trust shall not issue share certificates after October 31, 1989. Any certificate issued by the Trust (or a predecessor to the Trust) to a shareholder prior to November 1, 1989 shall continue to represent and certify the number, kind, series and class of full shares owned by him in the Trust. Each certificate is valid if signed by the President or a Vice-President and countersigned by the Secretary or an Assistant Secretary or the Treasurer or an Assistant Treasurer and sealed with the seal. The signatures may be either manual or facsimile signatures and the seal may be either facsimile or any other form of seal. In case any officer who has signed any certificate ceases to be an officer of the Trust before the certificate was issued, the certificate nevertheless has the same effect as if the officer had not ceased to be such officer as of the date of its issue.

Section 7.02. Uncertificated Shares. The Trust's share ledger shall be deemed to represent and certify the number of full and/or fractional shares of a series owned of record by a shareholder in those instances where a certificate for such shares has not been issued.

Section 7.03. Transfers of Shares. Shares of any series of the Trust shall be transferable on the books of the Trust at the request of the record holder thereof in person or by a duly authorized attorney, upon presentation to the Trust or its transfer agent of a duly executed assignment or authority to transfer, or proper evidence of succession, and, if the shares are represented by a certificate, a duly endorsed certificate or certificates of shares surrendered for cancellation, and with such proof of the authenticity of the signatures as the Trust or its transfer agent may reasonably require, provided, whether or not such shares are represented by any certificate or certificates of shares, that:

(a) the Trust has no duty to inquire into adverse claims or has discharged any such duty;

(b) any applicable law relating to the collection of taxes has been complied with; and

(c) the transfer is in fact rightful or is to a bona fide purchaser.

The transfer shall be recorded on the books of the Trust and the old certificates, if any, shall be cancelled.

Section 7.04. Registered Shareholders. The Trust shall be entitled to treat the holder of record of shares of each series as the holder in fact thereof and, accordingly, shall not be bound to recognize any equitable or other claim to or interest in such shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Commonwealth of Massachusetts.

Section 7.05. Transfer Agents and Registrars. The Board of Trustees may, from time to time, appoint or remove transfer agents and/or registrars of transfers of shares of the Trust, and it may appoint the same person as both transfer agent and registrar. Upon any such appointment being made, all certificates representing shares thereafter issued shall be countersigned by one of such transfer agents or by one of such registrars of transfers or by both and shall not be valid unless so countersigned. If the same person shall be both transfer agent and registrar, only one countersignature by such person shall be required.

Section 7.06. Fixing of Record Date. The Board of Trustees may fix in advance a date as a record date for the determination of the shareholders of any series entitled to notice of or to vote at any meeting of such shareholders or any adjournment thereof, or to express consent to Trust action in writing without a meeting, or to receive payment of any dividend or other distribution or allotment of any rights, or to exercise any rights in respect of any change, conversion, or exchange of shares of such series, or for the purpose of other lawful action, provided that such record date shall not be more than 90 days, and, in the case of a meeting of shareholders, not less than 10 days, prior to the date on which the particular action requiring such determination of shareholders of such series is to be taken. In such case only such shareholders as shall be shareholders of record of such series on the record date so fixed shall be entitled to such notice of, and to vote at, such meeting or adjournment, or to give such consent, or to receive payment of such dividend or other distribution, or to receive such allotment of rights, or to exercise such rights, or to take such other action, as the case may be, notwithstanding any transfer or redemption of any shares of such series on the books of the Trust after any such record date. If no record date has been fixed for the determination of shareholders the record date for the determination of shareholders entitled to notice of or to vote at a meeting of shareholders shall be at the close of business on the day on which notice of the meeting is mailed, which shall not be more than 90 days before the meeting, or, if notice is waived by all shareholders entitled thereto, at the close of business on the tenth day before the day on which the meeting is held.

Section 7.07. Lost, Stolen, or Destroyed Certificates. Before transferring on the books of the Trust shares represented by a certificate that is alleged to have been lost, stolen, or destroyed, the Board of Trustees or any officer authorized by the Board may, in its or his discretion, require the owner of the lost, stolen, or destroyed certificate (or his legal representative) to give the Trust a bond or other indemnity, in such form and in such amount as of the Board or any such officer may direct and with such surety or sureties as may be satisfactory to the Board or any such officer, sufficient to indemnify the Trust against any claim that may be made against it on account of the alleged loss, theft, or destruction of any such certificate.

Section 7.08. Resumption of Issuance of Certificates/Cancellation of Certificates. The Trustees may at any time resume the issuance of share certificates. The Trustees may, by written notice to each shareholder, require the surrender of share certificates to the Trust for cancellation. Such surrender and cancellation shall not affect the ownership of shares in the Trust.

ARTICLE VIII.
FISCAL YEAR, ACCOUNTANT

Section 8.01. Fiscal Year. The fiscal year of each series of shares of the Trust shall be established by the Board of Trustees.

Section 8.02. Accountants. For each series of the shares of the Trust, the Trust shall employ an independent public accountant or firm of independent public accountants as the Accountant for such series to examine and certify or issue its report on the financial statements of that series of the Trust. Each Accountant's certificates and reports shall be addressed both to the Board of Trustees and to the shareholders of the applicable series.

ARTICLE IX.
AMENDMENTS

Section 9.01. General. Except as provided in Section 9.02 hereof, all By-Laws of the Trust, whether adopted by the Board of Trustees or the shareholders, shall be subject to amendment, alteration, or repeal, and new By-Laws may be made, by the affirmative vote of a majority of either:

(a) the holders of record of the outstanding shares of the Trust entitled to vote at any meeting, the notice or waiver of notice of which shall have specified or summarized the proposed amendment, alteration, repeal, or new By-Law; or

(b) the Trustees, at any regular or special meeting.

Section 9.02.  By Shareholders Only.
               --------------------

(a) No amendment of any section of these By-Laws shall be made except by the shareholders of the Trust, if the By-Laws provide that such section may not be amended, altered or repealed except by the shareholders.

(b) From and after the issue of any shares of the Trust to the public, no amendment of this Article IX or Article X shall be made except by the shareholders of the Trust.

ARTICLE X.
MISCELLANEOUS

Section 10.01.  Restrictions and Limitations.
                ----------------------------

(a) Except as hereinafter provided, no officer or Trustee of the Trust, no officer, director, or stockholder (or partner of a stockholder) of the investment adviser of the Trust (as that term is defined in the 1940 Act) or of any underwriter of the Trust, and no investment adviser or underwriter of the Trust shall take long or short positions in the securities issued by the Trust. The foregoing provision shall not prevent the purchase from the Trust of shares of any series issued by the Trust by any person at the price available to shareholders of the Trust generally at the time of such purchase, or as described in the current Prospectus of the Trust, or prior to commencement of the public offering of shares of the Trust, at the net asset value of such shares.

(b) The Trust shall not lend assets of the Trust to any officer or Trustee of the Trust or to any officer, director, or stockholder (or partner of a stockholder) of, or person financially interested in, the investment adviser or any underwriter of the Trust, or to the investment adviser of the Trust or to any underwriter of the Trust.

(c) The Trust shall not restrict the transferability or negotiability of the shares of the Trust, except in conformity with the statements with respect thereto contained in the Trust's Registration Statement, and not in contravention of such rules and regulations as the SEC may prescribe.

(d) The Trust shall not permit any officer or Trustee of the Trust, or any officer, director, or stockholder (or partner of a stockholder) of the investment adviser or any underwriter of the Trust to deal for or on behalf of the Trust with himself as principal or agent, or with any partnership, association, or trust in which he has a financial interest; provided that the foregoing provisions shall not prevent (1) officers and Trustees of the Trust from buying, holding, redeeming, or selling shares in the Trust, or from being officers, directors, or stockholders (or partners of a stockholder) of or otherwise financially interested in the investment adviser or any underwriter of the Trust; (2) purchases or sales of securities or other property by the Trust from or to an affiliated person or to the investment adviser or any underwriter of the Trust, if such transactions are not prohibited by the 1940 Act or have been exempted by SEC order from the prohibitions of the 1940 Act; (3) purchases of investments for the portfolio of the Trust through a securities dealer who is, or one or more of whose partners, stockholders, officers, or directors is, an officer or Trustee of the Trust, if such transactions are handled in the capacity of broker only and commissions charged do not exceed customary brokerage charges for such services; (4) employment of legal counsel, registrar, transfer agent, dividend disbursing agent, or custodian who is, or has a partner, stockholder, officer, or director who is, an officer or Trustee of the Trust, if only customary fees are charged for services to the Trust; (5) sharing statistical, research, legal and management expenses and office hire and expenses with any other investment company in which an officer or Trustee of the Trust is an officer, trustee, or director or otherwise financially interested.

END OF BY-LAWS



Amendment to Investment Management Agreement

                  Amendment to Investment Management Agreement

Each Agreement under which Columbia Management Advisors, Inc. acts as investment adviser to one or more of the investment companies indicated on Schedule A hereto (each a "Fund) is hereby amended to reduce the rates at which fees are payable thereunder with respect to such Fund to the rates indicated on Schedule A, from and after the date that Columbia Management Advisors, Inc. enters into a final Assurance of Discontinuance with the Office of the Attorney General of the State of New York relating to mutual fund trading practices.

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of October 12, 2004.

 COLUMBIA FUNDS TRUST I,        COLUMBIA SMALL CAP GROWTH FUND, INC.,

 COLUMBIA FUNDS TRUST II,       COLUMBIA INTERNATIONAL STOCK FUND, INC.,

 COLUMBIA FUNDS TRUST III,      COLUMBIA TECHNOLOGY FUND, INC.,

 COLUMBIA FUNDS TRUST IV,       COLUMBIA SHORT-TERM BOND FUND, INC.,

 COLUMBIA FUNDS TRUST V,        LIBERTY VARIABLE INVESTMENT TRUST, and

 COLUMBIA FUNDS TRUST VI,       STEINROE VARIABLE INVESTMENT TRUST

 COLUMBIA FUNDS TRUST VII,

 COLUMBIA FUNDS TRUST VIII,

 COLUMBIA FUNDS TRUST IX,

 COLUMBIA FUNDS TRUST X,

 COLUMBIA FUNDS TRUST XI,

On behalf of each series of listed on Schedule A hereto

         By: /s/ Christopher L. Wilson

         Title:  President

COLUMBIA MANAGEMENT ADVISORS, INC.

         By: /s/ Roger A. Sayler

         Title: Executive Vice President

                                                                      Schedule A

                                          BREAKPOINTS $MM OF AVERAGE DAILY
FUND NAME                                            NET ASSETS                 RATE
---------                                 --------------------------------      ----
Columbia Tax-Managed Growth Fund              $    0.0   to   $  500.0         0.520%
                                              $  500.0   to   $1,000.0         0.470%
                                              $1,000.0   to   $1,500.0         0.420%
                                              $1,500.0   to   $3,000.0         0.370%
                                              $3,000.0   to   $6,000.0         0.350%
                                             >$6,000.0                         0.330%

Columbia Tax-Managed Growth Fund II           $    0.0   to   $  500.0         0.720%
                                              $  500.0   to   $1,000.0         0.670%
                                              $1,000.0   to   $1,500.0         0.620%
                                              $1,500.0   to   $3,000.0         0.570%
                                              $3,000.0   to   $6,000.0         0.550%
                                             >$6,000.0                         0.530%

Columbia Large Cap Growth Fund                $    0.0   to   $  500.0         0.700%
                                              $  500.0   to   $1,000.0         0.650%
                                              $1,000.0   to   $1,500.0         0.600%
                                              $1,500.0   to   $3,000.0         0.550%
                                              $3,000.0   to   $6,000.0         0.530%
                                             >$6,000.0                         0.510%

Columbia Large Cap Core Fund                  $    0.0   to   $  500.0         0.700%
                                              $  500.0   to   $1,000.0         0.650%
                                              $1,000.0   to   $1,500.0         0.600%
                                              $1,500.0   to   $3,000.0         0.550%
                                              $3,000.0   to   $6,000.0         0.530%
                                             >$6,000.0                         0.510%

Columbia Growth & Income Fund                 $    0.0   to   $  500.0         0.770%
                                              $  500.0   to   $1,000.0         0.720%
                                              $1,000.0   to   $1,500.0         0.600%
                                              $1,500.0   to   $3,000.0         0.600%
                                              $3,000.0   to   $6,000.0         0.600%
                                             >$6,000.0                         0.580%

Columbia Tax-Managed Value Fund               $    0.0   to   $  500.0         0.720%
                                              $  500.0   to   $1,000.0         0.670%
                                              $1,000.0   to   $1,500.0         0.620%
                                              $1,500.0   to   $3,000.0         0.570%
                                              $3,000.0   to   $6,000.0         0.550%
                                             >$6,000.0                         0.530%


Columbia Disciplined Value Fund               $    0.0   to   $  500.0         0.700%
                                              $  500.0   to   $1,000.0         0.650%
                                              $1,000.0   to   $1,500.0         0.600%
                                              $1,500.0   to   $3,000.0         0.550%
                                              $3,000.0   to   $6,000.0         0.530%
                                             >$6,000.0                         0.510%

Columbia Dividend Income Fund                 $    0.0   to   $  500.0         0.700%
                                              $  500.0   to   $1,000.0         0.650%
                                              $1,000.0   to   $1,500.0         0.600%
                                              $1,500.0   to   $3,000.0         0.550%
                                              $3,000.0   to   $6,000.0         0.530%
                                             >$6,000.0                         0.510%

Liberty Growth & income Fund, VS              $    0.0   to   $  500.0         0.770%
                                              $  500.0   to   $1,000.0         0.720%
                                              $1,000.0   to   $1,500.0         0.670%
                                              $1,500.0   to   $3,000.0         0.620%
                                              $3,000.0   to   $6,000.0         0.600%
                                             >$6,000.0                         0.580%

Liberty Equity Fund, VS                       $    0.0   to   $  500.0         0.700%
                                              $  500.0   to   $1,000.0         0.650%
                                              $1,000.0   to   $1,500.0         0.610%
                                              $1,500.0   to   $3,000.0         0.560%
                                              $3,000.0   to   $6,000.0         0.545%
                                             >$6,000.0                         0.525%

Columbia Mid Cap Growth Fund                  $    0.0   to   $  500.0         0.820%
                                              $  500.0   to   $1,000.0         0.750%
                                              $1,000.0   to   $1,500.0         0.720%
                                             >$1,500.0                         0.670%

Columbia Small Cap Growth Fund, Inc.          $    0.0   to   $  500.0         0.870%
                                              $  500.0   to   $1,000.0         0.820%
                                             >$1,000.0                         0.770%

Columbia Asset Allocation Fund                $    0.0   to   $  500.0         0.650%
                                              $  500.0   to   $1,000.0         0.600%
                                              $1,000.0   to   $1,500.0         0.550%
                                              $1,500.0   to   $3,000.0         0.500%
                                              $3,000.0   to   $6,000.0         0.480%
                                             >$6,000.0                         0.460%

Columbia International Equity Fund            $    0.0   to   $  500.0         0.803%
                                              $  500.0   to   $1,000.0         0.753%
                                              $1,000.0   to   $1,500.0         0.703%
                                              $1,500.0   to   $3,000.0         0.653%
                                              $3,000.0   to   $6,000.0         0.633%
                                             >$6,000.0                         0.613%

Columbia International Stock Fund, Inc.          $    0.0   to    $  500.0   0.870%
                                                 $  500.0   to    $1,000.0   0.820%
                                                 $1,000.0   to    $1,500.0   0.770%
                                                 $1,500.0   to    $3,000.0   0.720%
                                                 $3,000.0   to    $6,000.0   0.700%
                                                >$6,000.0                    0.680%

Columbia Newport Tiger Fund                      $    0.0   to    $  500.0   0.700%
                                                 $  500.0   to    $1,000.0   0.700%
                                                 $1,000.0   to    $1,500.0   0.620%
                                                 $1,500.0   to    $3,000.0   0.570%
                                                 $3,000.0   to    $6,000.0   0.520%
                                                >$6,000.0                    0.470%

Columbia Newport Greater China Fund              $    0.0   to    $  500.0   0.950%
                                                 $  500.0   to    $1,000.0   0.950%
                                                 $1,000.0   to    $1,500.0   0.870%
                                                 $1,500.0   to    $3,000.0   0.820%
                                                 $3,000.0   to    $6,000.0   0.770%
                                                >$6,000.0                    0.720%

Columbia International Fund, VS                  $    0.0   to    $  500.0   0.870%
                                                 $  500.0   to    $1,000.0   0.820%
                                                 $1,000.0   to    $1,500.0   0.770%
                                                 $1,500.0   to    $3,000.0   0.720%
                                                 $3,000.0   to    $6,000.0   0.700%
                                                >$6,000.0                    0.680%

Columbia Technology Fund, Inc.                   $    0.0   to    $  500.0   0.870%
                                                 $  500.0   to    $1,000.0   0.820%
                                                >$1,000.0                    0.770%

Columbia Real Estate Equity Fund, VS                                         0.650%

Liberty S&P 500 Index Fund, VS                                               0.200%

Columbia Federal Securities Fund                 $    0.0   to    $  500.0   0.530%
                                                 $  500.0   to    $1,000.0   0.480%
                                                 $1,000.0   to    $1,500.0   0.450%
                                                 $1,500.0   to    $3,000.0   0.420%
                                                >$3,000.0                    0.400%

Columbia Intermediate Government Income Fund     $    0.0   to    $  500.0   0.460%
                                                 $  500.0   to    $1,000.0   0.410%
                                                 $1,000.0   to    $1,500.0   0.380%
                                                 $1,500.0   to    $3,000.0   0.350%
                                                 $3,000.0   to    $6,000.0   0.340%
                                                >$6,000.0                    0.330%

Columbia Contrarian Income Fund                  $    0.0   to    $  500.0   0.550%
                                                 $  500.0   to    $1,000.0   0.500%
                                                 $1,000.0   to    $1,500.0   0.470%
                                                 $1,500.0   to    $3,000.0   0.440%
                                                 $3,000.0   to    $6,000.0   0.430%
                                                >$6,000.0                    0.420%

Columbia Corporate Bond Fund                     $    0.0   to    $  500.0   0.480%
                                                 $  500.0   to    $1,000.0   0.430%
                                                 $1,000.0   to    $1,500.0   0.400%
                                                 $1,500.0   to    $3,000.0   0.370%
                                                 $3,000.0   to    $6,000.0   0.360%
                                                >$6,000.0                    0.350%

Columbian Intermediate Bond Fund                 $    0.0   to    $  500.0   0.350%
                                                 $  500.0   to    $1,000.0   0.350%
                                                 $1,000.0   to    $1,500.0   0.300%
                                                 $1,500.0   to    $3,000.0   0.290%
                                                 $3,000.0   to    $6,000.0   0.280%
                                                >$6,000.0                    0.270%

Columbia Quality Plus Bond Fund                  $    0.0   to    $  500.0   0.480%
                                                 $  500.0   to    $1,000.0   0.430%
                                                 $1,000.0   to    $1,500.0   0.400%
                                                 $1,500.0   to    $3,000.0   0.370%
                                                 $3,000.0   to    $6,000.0   0.360%
                                                >$6,000.0                    0.350%

Columbia Income Fund                             $    0.0   to    $  500.0   0.420%
                                                 $  500.0   to    $1,000.0   0.375%
                                                 $1,000.0   to    $1,500.0   0.370%
                                                 $1,500.0   to    $3,000.0   0.340%
                                                 $3,000.0   to    $6,000.0   0.330%
                                                >$6,000.0                    0.320%

Liberty Federal Securities Fund, VS              $    0.0   to    $  500.0   0.380%
                                                 $  500.0   to    $1,000.0   0.330%
                                                 $1,000.0   to    $1,500.0   0.300%
                                                 $1,500.0   to    $3,000.0   0.270%
                                                 $3,000.0   to    $6,000.0   0.260%
                                                >$6,000.0                    0.250%

Columbia High-Yield Fund, Inc.                  $      0.0 to   $     500.0     0.600%
                                                $    500.0 to   $   1,000.0     0.550%
                                                $  1,000.0 to   $   1,500.0     0.520%
                                               >$  1,500.0                      0.490%

Columbia High Yield Opportunity Fund            $      0.0 to   $     500.0     0.600%
                                                $    500.0 to   $   1,000.0     0.550%
                                                $  1,000.0 to   $   1,500.0     0.520%
                                               >$  1,500.0                      0.490%

Columbia Short-Term Bond Fund, Inc.             $    0.0   to   $     500.0     0.450%
                                               >$  500.0                        0.400%

Columbia Strategic Income Fund                  $      0.0 to   $     500.0     0.600%
                                                $    500.0 to   $   1,000.0     0.550%
                                                $  1,000.0 to   $   1,500.0     0.520%
                                               >$  1,500.0                      0.490%

Columbia Strategic Income Fund, VS              $      0.0 to   $     500.0     0.600%
                                                $    500.0 to   $   1,000.0     0.550%
                                                $  1,000.0 to   $   1,500.0     0.520%
                                               >$  1,500.0                      0.490%

Columbia Tax-Exempt Insured Fund                $      0.0 to   $     500.0     0.550%
                                                $    500.0 to   $   1,000.0     0.500%
                                                $  1,000.0 to   $   1,500.0     0.470%
                                                $  1,500.0 to   $   3,000.0     0.440%
                                                $  3,000.0 to   $   6,000.0     0.430%
                                               >$  6,000.0                      0.420%

(Combined with Columbia Tax Exempt Fund
for purposes of determining breakpoints)
Columbia Tax Exempt Fund                        $      0.0 to   $     500.0     0.550%
                                                $    500.0 to   $   1,000.0     0.500%
                                                $  1,000.0 to   $   1,500.0     0.470%
                                                $  1,500.0 to   $   3,000.0     0.440%
                                                $  3,000.0 to   $   6,000.0     0.430%
                                               >$  6,000.0                      0.420%

(Combined with Columbia Tax Exempt Insured
Fund for purposes of determining breakpoints)
Columbia Florida Intermediate Municipal Bond    $      0.0 to   $     500.0     0.480%
Fund                                            $    500.0 to   $   1,000.0     0.430%
                                                $  1,000.0 to   $   1,500.0     0.400%
                                                $  1,500.0 to   $   3,000.0     0.370%
                                                $  3,000.0 to   $   6,000.0     0.360%
                                               >$  6,000.0                      0.350%

Columbia Connecticut Intermediate               $      0.0 to   $     500.0     0.480%
Municipal Bond Fund                             $    500.0 to   $   1,000.0     0.430%
                                                $  1,000.0 to   $   1,500.0     0.400%
                                                $  1,500.0 to   $   3,000.0     0.370%
                                                $  3,000.0 to   $   6,000.0     0.360%
                                               >$  6,000.0                      0.350%

Columbia Massachusetts Intermediate
Municipal Bond Fund                             $      0.0 to   $     500.0     0.480%
                                                $    500.0 to   $   1,000.0     0.430%
                                                $  1,000.0 to   $   1,500.0     0.400%
                                                $  1,500.0 to   $   3,000.0     0.370%
                                                $  3,000.0 to   $   6,000.0     0.360%
                                               >$  6,000.0                      0.350%

Columbia Intermediate Tax-Exempt Bond Fund      $      0.0 to   $     500.0     0.480%
                                                $    500.0 to   $   1,000.0     0.430%
                                                $  1,000.0 to   $   1,500.0     0.400%
                                                $  1,500.0 to   $   3,000.0     0.370%
                                                $  3,000.0 to   $   6,000.0     0.360%
                                               >$  6,000.0                      0.350%

Columbia Pennsylvania Intermediate              $      0.0 to   $     500.0     0.480%
Municipal Bond Fund                             $    500.0 to   $   1,000.0     0.430%
                                                $  1,000.0 to   $   1,500.0     0.400%
                                                $  1,500.0 to   $   3,000.0     0.370%
                                                $  3,000.0 to   $   6,000.0     0.360%
                                               >$  6,000.0                      0.350%

Columbia New Jersey Intermediate                $      0.0 to   $     500.0     0.480%
Municipal Bond Fund                             $    500.0 to   $   1,000.0     0.430%
                                                $  1,000.0 to   $   1,500.0     0.400%
                                                $  1,500.0 to   $   3,000.0     0.370%
                                                $  3,000.0 to   $   6,000.0     0.360%
                                               >$  6,000.0                      0.350%

Columbia Rhode Island Intermediate              $      0.0 to   $     500.0     0.480%
Municipal Bond Fund                             $    500.0 to   $   1,000.0     0.430%
                                                $  1,000.0 to   $   1,500.0     0.400%
                                                $  1,500.0 to   $   3,000.0     0.370%
                                                $  3,000.0 to   $   6,000.0     0.360%
                                               >$  6,000.0                      0.350%

Columbia New York Intermediate
Municipal Bond Fund                             $      0.0 to   $     500.0     0.480%


                                                $    500.0 to   $   1,000.0     0.430%
                                                $  1,000.0 to   $   1,500.0     0.400%
                                                $  1,500.0 to   $   3,000.0     0.370%
                                                $  3,000.0 to   $   6,000.0     0.360%
                                               >$  6,000.0                      0.350%